UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 20, 2015

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16 South Pennsylvania Avenue,

Oklahoma City, Oklahoma 73107

Registrant’s telephone number, including area code: (713) 351-3000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

On October 20, 2015, El Dorado Ammonia L.L.C. (“EDA”) and El Dorado Chemical Company (“EDCC”), subsidiaries of LSB Industries, Inc. (the “Company”), entered into an amendment agreement (the “Amendment Agreement”) with Leidos Constructors LLC (formerly SAIC Constructors, LLC, “Leidos”) to amend certain contracts (the “Leidos Contracts”) dated August 12, 2013 (a copy of which was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 15, 2013), November 6, 2013 (a copy of which was previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 12, 2013), November 6, 2013 (a copy of which was previously filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the SEC on November 12, 2013) and December 31, 2013(a copy of which was previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 7, 2014).

The Amendment Agreement allows for short term payment terms for net 60 days not to exceed $50 million outstanding at any time and net 30 day terms for any amount of outstanding invoices submitted in excess of $50 million, beginning after the October 2, 2015 payment by the Company to Leidos. The Amendment Agreement further provides that within 72 hours after closing financing for the remainder of all the projects in the Leidos Contracts, but no later than December 10, 2015, EDA and EDCC will pay to Leidos all outstanding invoices that are more than 30 days old and all remaining outstanding invoices will revert to net 30 day terms. The Amendment Agreement also reduced the amount of direct cost mark-up up to a certain threshold (reduced from 4.5% to 2.25% for the direct costs up to $70 million in the aggregate across all the Leidos Contracts, after which any additional direct costs will have a mark-up of 4.5%) and increased the overhead charges payable to Leidos (increased by a total of $6.2 million), in addition to other changes in the Leidos Contracts.

The foregoing description is qualified in its entirety by reference to the full text of the Amendment Agreement, which is attached as an exhibit hereto and incorporated in this Item 1.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following is a list of exhibits filed as part of this Form 8-K:

Exhibit No.	Description of Document

10.1	Engineering, Procurement and Construction Contract Amendment No. 1, dated October 20, 2015, by and between El Dorado Ammonia L.L.C. and El Dorado Chemical Company, and Leidos Constructors LLC (formerly SAIC Constructors)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2015

LSB INDUSTRIES, INC.

By:	/s/ Mark T. Behrman
Name: Title:	Mark T. Behrman Executive Vice President of Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Document

10.1	Engineering, Procurement and Construction Contract Amendment No. 1, dated October 20, 2015, by and between El Dorado Ammonia L.L.C. and El Dorado Chemical Company, and Leidos Constructors LLC (formerly SAIC Constructors)